UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2020, LiveXLive Media, Inc., a Delaware corporation (the “Company”), and Mani Brothers 9200 Sunset (DE), LLC (“MB”), the landlord of the Company’s principal executive offices, entered into the Occupancy Agreement (the “Agreement”) pursuant to which the Company agreed to issue 95,436 shares (the “Shares”) of its common stock, $0.001 par value per share, at a price of $4.14 per share, to satisfy the Company’s payment obligation in the amount of $395,104.72 owed to MB. The Shares will be issued to MBRG Investors, LLC (“MBRG”), as designee of MB, pursuant to the Company’s effective shelf Registration Statement on Form S-3, as amended (File No. 333-228909), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2018 and went effective on February 7, 2019 (the “Registration Statement”), and a prospectus supplement relating to the offering of the Shares filed with the SEC on August 11, 2020. The settlement of the issuance of the Shares is expected to take place on or about August 11, 2020. The Company will not receive any cash proceeds from the offering of the Shares.

The legal opinion, including the related consent, of Foley Shechter Ablovatskiy LLP are filed as Exhibit 5.1 and 23.1, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1*	Opinion of Foley Shechter Ablovatskiy LLP regarding the Shares.
10.1*	Occupancy Agreement, dated as of August 5, 2020, by and between the Company and Mani Brothers 9200 Sunset (DE), LLC.
23.1*	Consent of Foley Shechter Ablovatskiy LLP (included in Exhibit 5.1).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Dated: August 11, 2020	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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